UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 5, 2002



                         CORONADO EXPLORATIONS LTD.
       (Exact name of registrant as specified in charter)


Delaware                                                          98-0200471
(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                        Identification Number)

6265 S. Stevenson Way
Las Vegas, Nevada                                                      89120
(Address of Principal Executive Office)                           (Zip Code)

                               (702) 450-1600
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

     On June 5, 2002 the Company announced that Naturol U.K. Limited has filed a patent to protect its new technology for separating oils from oil seeds, particularly soybean, canola, sunflower, and cottonseeds. Naturol Inc. (www.Naturol.net) a wholly owned subsidiary of the Company, has been granted the exclusive North American license by Naturol U.K. Limited to develop and commercialize all their extraction technologies. (see exhibit 99 attached herewith)

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

99        Press Release-Dated June 5, 2002

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORONADO EXPLORATIONS LTD.

                                        By /s/ Paul McClory
                                           Paul McClory, President


Date: Jun 11, 2002